Vanguard Bond Index Funds

Supplement to the Prospectus

In the Investing With Vanguard section, under the heading “Purchasing Shares,” the following text replaces similar text:

Transaction Fees on Purchases

Each Fund reserves the right to charge the following transaction fees to investors whose share purchases into the Fund equal or exceed the following amounts:

Vanguard Fund	Transaction Fee	Aggregate Purchases
Total Bond Market Index Fund	0.25%	Over $500 million
Short-Term Bond Index Fund	0.15	Over $100 million
Intermediate-Term Bond Index Fund	0.25	Over $100 million
Long-Term Bond Index Fund	0.50	Over $100 million

The advisor may impose these transaction fees if an investor’s aggregate purchases into a Fund over a twelve-month period exceed, or are expected to exceed, the indicated amounts.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 84 102013

Vanguard Bond Index Funds

Supplement to the Prospectus for Signal® Shares

In the Investing With Vanguard section, under the heading “Purchasing Shares,” the following text replaces similar text:

Transaction Fees on Purchases

Each Fund reserves the right to charge following transaction fees to investors whose share purchases into the Fund equal or exceed the following amounts:

Vanguard Fund	Transaction Fee	Aggregate Purchases
Total Bond Market Index Fund	0.25%	Over $500 million
Short-Term Bond Index Fund	0.15	Over $100 million
Intermediate-Term Bond Index Fund	0.25	Over $100 million

The advisor may impose these transaction fees if an investor’s aggregate purchases into a Fund over a twelve-month period exceed, or are expected to exceed, the indicated amounts.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 1351 102013

Vanguard Bond Index Funds

Supplement to the Statement of Additional Information Dated April 29, 2013 (revised August 20, 2013)

In the Purchase and Redemption of Shares section, the following text replaces similar text:

Purchase of Shares (Other than ETF Shares)

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.

Each Fund (other than the Inflation-Protected Securities Fund and the Total Bond Market II Index Fund) reserves the right to impose a transaction fee on any purchase of shares that, in the opinion of the advisor, would disrupt efficient management of the Fund. The advisor believes that it may be necessary to impose the transaction fees specified in the following table and may impose these transaction fees if an investor’s aggregate purchases into a Fund over a twelvemonth period exceed, or are expected to exceed, the indicated amounts.

Vanguard Fund	Transaction Fee	Aggregate Purchases
Total Bond Market Index Fund	0.25%	Over $500 million
Short-Term Bond Index Fund	0.15	Over $100 million
Intermediate-Term Bond Index Fund	0.25	Over $100 million
Long-Term Bond Index Fund	0.50	Over $100 million

When applicable, transaction fees may be imposed on the aggregate amount of an investor’s purchases. Fees are based on the advisor’s estimate of the transaction costs incurred by each Fund in accepting new investments, which depends on the types of securities in which each Fund invests. Fees may be waived or reduced, however, if an investor’s purchases can be offset by other shareholders’ redemptions from the same Fund. Prospective investors may determine whether the fee will be imposed on their investments by calling Vanguard.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 84A 102013